SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: April 15, 2003

                         THE HALLWOOD GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)

            DELAWARE                        1-8303               51-0261339
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

3710 Rawlins, Suite 1500
Dallas, Texas                                                         75219
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (214) 528-5588
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                         THE HALLWOOD GROUP INCORPORATED

ITEM 9. REGULATION FD DISCLOSURE

      This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

      On April 15, 2003, The Hallwood Group Incorporated issued a press release regarding its results of operations for the fourth quarter and year ended December 31, 2002. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      See above.
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                         THE HALLWOOD GROUP INCORPORATED

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 22, 2003

                                                 THE HALLWOOD GROUP INCORPORATED

                                                 By: /s/ Melvin J. Melle
                                                    -----------------------
                                                 Name: Melvin J. Melle
                                                 Title: Vice President
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                         THE HALLWOOD GROUP INCORPORATED

                                  EXHIBIT INDEX

Exhibit           Number Name
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      99.1        Press Release dated April 15, 2003, announcing the results of operations of the registrant for the fourth quarter and year ended December 31, 2002.